Exhibit 10.10
[MidNet LOGO]

                                                    LOCATION ORDER FORM (CANADA)

                                                           MidNet (Canada), Inc.
                               300 - 1055 West Hastings St. Vancouver BC V7L 2G8
                                             Phone 604.609.6188 Fax 604.684.6024

THIS AGREEMENT, WHICH INCLUDES AND INCORPORATES BY REFERENCE THE TERMS AND CONDITIONS OF SERVICE ATTACHED HERETO (WHICH ARE SUBJECT TO CHANGE AT ANY TIME WITHOUT PRIOR WRITTEN NOTICE, AT MIDNET'S SOLE DISCRETION), SETS FORTH THE TERMS AND CONDITIONS UNDER WHICH THE PARTIES AGREE THAT MIDNET WILL PROVIDE CERTAIN SERVICES TO CUSTOMER ACCORDING TO THE SPECIFICATIONS OUTLINED BELOW.

By signing the Location Order Form and/or using the Service, Customer accepts the terms and conditions of this Agreement and agrees to pay MidNet for said Service. Upon MidNet's acceptance of the order, MidNet installs or activates a Network End Point and delivers to Customer a Service Activation Notice, thus commencing the Acceptance Period that leads to the Service Activation Date, which shall be the beginning of the Service Term. Orders based on the Location Order Form are not binding upon MidNet until accepted by MidNet. MidNet may invoice parts of an order separately. MidNet bills in advance for Service to be provided during the upcoming month, except for charges which are dependent upon usage of Service, which are billed in arrears. MidNet reserves the right to examine the credit record of Customer and to require a security deposit as a precondition to delivering or continuing the Service.

STARTING ON THE SERVICE ACTIVATION DATE, CUSTOMER IS RESPONSIBLE FOR ALL CHARGES ATTRIBUTABLE TO CUSTOMER INCURRED FOR SERVICE ORIGINATING FROM OR TERMINATING AT THIS NETWORK END POINT, EVEN IF SUCH CHARGES INCURRED ARE THE RESULT OF ERROR, OMISSION, OR FRAUDULENT OR UNAUTHORIZED USE OF SERVICE. Charges for Service will be applied to the account identified by Customer on the Location Order Form or during the connection setup. If Customer applies charges for Service to an account of another MidNet customer (including but not limited to the recipient of a file, the originating or terminating end of a connection, a third-party service provider, or a project account) and the owner of that account disputes these charges and/or refuses to pay these charges to MidNet, MidNet reserves the right to invoice Customer for any such charges incurred for Service according to the rate card in effect at the time the Service was performed, plus interest on all amounts past due at the interest rate listed in the Terms and Conditions.

THIS AGREEMENT AND ANY SALES THEREUNDER SHALL BE DEEMED TO HAVE BEEN MADE IN THE PROVINCE OF BRITISH COLUMBIA AND SHALL BE CONSTRUED AND INTERPRETED ACCORDING TO THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA AND THE APPLICABLE LAWS OF CANADA. THE PARTIES HEREBY AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF BRITISH COLUMBIA.

Customer Information:                             Account Information: Acct # To be Assigned
                                                  (*) New Account
Legal Name:   Command Post & Transfer Corp.       ( ) Existing Account
DBA:          Toybox Vancouver
Address 1:    Suite 500                           Billing Contact Information:
Address 2:    1099 Homer Street
City:         Vancouver                           Name:   Jon Robertson
Province:     BC                                  Title:  VP Vancouver Operations
Postal Code:  V6B 2W9                             Phone:  604.689.1090
Phone:        604.689.1090                        Fax:    604.689.1003
Fax:          604.689.1003                        Email:  jrobertson@compt.com


Network End Point Information:                    Specify Floor and Suite: 5th Floor / Suite 500
(*)  Same as Customer address
Type:                                             These premises are:
(*) Customer premises
( ) MidNet co-location facility                   ( )  owned by Customer, or
                                                  (*) leased or rented until: May 2005 [plan to
Name:         [as above]                          renew lease]
Address 1:    [as above]
Address 2:    [as above]                          If building or space is rented or leased :
City:         [as above]
Province:     [as above]                          (*)   A) Customer  agrees to obtain
Postal Code:  [as above]                                written    permission    from
Phone:        [as above]                                landlord  to  access  and use
Fax:          [as above]                                building  entrance  and riser
                                                        facilities   for   installing
                                                        telecommunications   circuits
                                                        and equipment, or;

                                                  ( )   B)   Customer   authorizes
                                                        MidNet   to    obtain    such
                                                        permission  from  landlord on
                                                        behalf of Customer.

Site Contact For Installation:                    Other Service Location Information:

Name:  Jon Robertson                              --------------------------------------------
Title: VP Vancouver Operations                    --------------------------------------------
       Phone: 604.689.1090                        --------------------------------------------
       Fax: 604.689.1003                          --------------------------------------------
Email: jrobertson@compt.com                       --------------------------------------------

SERVICE INFORMATION (VERIFICATION PHASE ONLY):

1. THE MIDDLE NETWORK(SM) COMMUNITY - Verification Phase, Vancouver Motion Picture Industry

    Customer desires to connect to the prospective subscriber(s) indicated below:

    (*)The Bridge Studios        ( )Pinewood - Downtown         ( )Sharpe Sound
    (*)Lions Gate Studios        ( )Pinewood - Lions Gate       (*)Technicolor - Lab
    ( )MGM Worldwide TV          ( )Post Modern Sound           ( )Technicolor - Post / FX
    ( )Northwest Imaging & FX    ( )Rainmaker Digital Pictures  (*)Vancouver Film Studios

2.  SERVICE TERM:   SEPTEMBER 1, 2004 - NOVEMBER 30, 2004

    The Service Term is:         (*) A) Fixed and terminates at the end of the
                                     Service Term, or;

                                 ( ) B) Automatically   renews   unless
                                        terminated   by  either   party  giving
                                        written  notice  ninety (90) days prior
                                        to the ending of the Service  Term then
                                        in effect.

3.  THE MIDDLE NETWORKSM INSTALLATION & CONFIGURATION CHARGES          US $0.00

4.  THE MIDDLE NETWORKSM SUBSCRIPTION FEE - Verification Phase

    Subscription fees during the verification phase range from US $500.00 per month to US $3,000.00 per month for a minimum of three (3) months. Following the development phase, Customer will be credited an amount equal to twice the value of subscription fees paid during the development phase, applicable towards future charges for Service.

    Example-Subscription Fee: US $1,500.00 per month x 3 months = US $4,500.00
            Customer Credit: US $4,500.00 x 2 = US $9,000.00 US $500.00 per mo.

5.  THE MIDDLE NETWORKSM USAGE FEES - Verification Phase

    Maximum Data Traffic Volume - Ten (10) Terabytes per month. US $0.00 per mo.

6.  FEES AND CHARGES BEYOND THE VERIFICATION PHASE

    Actual data traffic activity and consultation during the verification phase will be used to establish the subscription fee, charges for Service, and monthly minimum commitments, beyond the verification phase. Underutilization charges and termination charges may apply pursuant to the Terms and Conditions of this Agreement.

7.  TAXES AND EXCHANGE RATES

    Fees and charges will be calculated in US Dollars per MidNet's prevailing rate card. Invoice amounts will be converted to Canadian Dollars utilizing the Bank of Canada's published closing rate for the previous business day. Fees and charges do not include applicable taxes. Any applicable taxes will be calculated on the Canadian Dollar amount.

    Customer Signature:                       Accepted by MidNet (Canada), Inc.:

    I have read and I understand this
    Agreement,  I agree to its  Terms
    and   Conditions,    and   I   am
    authorized to bind Customer.

    Name:  Jon Robertson                      Name:  Tilo Kunz
    Title: VP Vancouver Operations            Title: Chief Operating Officer

    /s/ Jon Robertson                         /s/ Tilo Kunz
    ---------------------------               -----------------------
    Signature                                 Signature
    Dated for reference: July 27, 2004        Dated for reference: July 27, 2004

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